                                                                EXHIBIT (z)(2)

                           AGREEMENT OF JOINT FILING

         Madison River Properties, L.L.C., Insignia Properties, L.P., Insignia Properties Trust, Insignia Financial Group, Inc. and Andrew L. Farkas hereby agree that the Amendment No. 4 to Statement on Schedule 13D to which this agreement is attached as an exhibit, and all further amendments thereto, shall be filed on behalf of each of them. This agreement is intended to satisfy the requirements of Rule 13d- 1(f)(1)(iii) under the Securities Exchange Act of 1934, as amended.

         Dated:   December 17, 1997
                                               MADISON RIVER PROPERTIES, L.L.C.


                                               By:  /s/ JEFFREY P. COHEN
                                                   ----------------------------
                                                   Jeffrey P. Cohen
                                                   Manager


                                               INSIGNIA PROPERTIES, L.P.

                                               By: Insignia Properties Trust,
                                                   its General Partner


                                               By:  /s/ JEFFREY P. COHEN
                                                   ----------------------------
                                                   Jeffrey P. Cohen
                                                   Senior Vice President


                                               INSIGNIA PROPERTIES TRUST


                                               By:  /s/ JEFFREY P. COHEN
                                                   ----------------------------
                                                   Jeffrey P. Cohen
                                                   Senior Vice President


                                               INSIGNIA FINANCIAL GROUP, INC.


                                               By:  /s/ FRANK M. GARRISON
                                                   ----------------------------
                                                   Frank M. Garrison
                                                   Executive Managing Director


                                                /s/ ANDREW L. FARKAS
                                               --------------------------------
                                               ANDREW L. FARKAS